Filed Pursuant to 497 (d)
                         Registration File No.: 333-90837

                      PROSPECTUS SUPPLEMENT
                      DATED SEPTEMBER 5, 2000

This prospectus supplement dated September 5, 2000 modifies
The prospectus for the PaineWebber Equity Trust, Growth Stock
Series 24 ("Building the Info Utility Industry") dated
March 1, 2000 (referred to herein as the "Trust").

Verio Inc., the issuer of one of the equity securities held by the Trust, has been acquired by NTT Communications Corporation. Due to the acquisition, the Trust has received cash in exchange for all of its Verio Inc. shares. The Trustee will pay all of the cash proceeds as a principal distribution to Unitholders of record as of September 8, 2000.